UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

ALSET CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-4154	87-3296100
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 301-971-3955

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACAXW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 2, 2022, Alset Capital Acquisition Corp. filed a Current Report on Form 8-K (the “Original Form 8-K”) which contained the incorrect links to Exhibit 10.3 and Exhibit 10.4. This Form 8-K/A amends the Original Form 8-K to file the correct links to Exhibit 10.3 and Exhibit 10.4.

Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2022, Alset Capital Acquisition Corp., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the several underwriters named therein (collectively, the “Underwriters”) , relating to the Company’s initial public offering (the “Offering”) of 7,500,000 units (the “Units”) at a price to the public of $10.00 per Unit. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, and one right (“Right”), each Right entitling the holder to receive one-tenth of one share of Class A Common Stock. Under the terms of the Underwriting Agreement, the Company granted the Underwriters in the Offering a 45-day option to purchase up to 1,125,000 additional Units solely to cover over-allotments, if any (the “Option”). The Underwriters exercised the Option in full, resulting in the sale of 8,625,000 Units in total and total gross proceeds of $86.25 million, a portion of which will be placed in a U.S.-based trust account (the “Trust Account”), maintained by Wilmington Trust Company, acting as trustee.

The foregoing is only a brief description of the terms of the Underwriting Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Underwriting Agreement that is attached as Exhibit 1.1 hereto and incorporated herein by reference.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

● the Underwriting Agreement;

● a Warrant Agreement, dated January 31, 2022, by and between the Company and Vstock Transfer LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

● a Rights Agreement, dated January 31, 2022, by and between the Company and Vstock Transfer LLC, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference;

● a Letter Agreement, dated January 31, 2022, by and among the Company, its officers and directors and the Company’s sponsor, Alset Acquisition Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

● an Investment Management Trust Agreement, dated January 31, 2022, by and between the Company, Wilmington Trust Company, a national banking association, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

● a Registration Rights Agreement, dated January 31, 2022, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

● a Placement Unit Purchase Agreement, dated January 31, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

● Indemnity Agreements, each dated January 31, 2022, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

● an Administrative Support Agreement, dated January 31, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

On February 3, 2022, simultaneously with the consummation of the Offering, the Company consummated the private placement of 473,750 units (the “Private Placement Units”) to the Sponsor, which amount includes 33,750 Private Placement Units purchased by the Sponsor in connection with the Underwriters’ exercise of the Option in full, at a price of $10.00 per Private Placement Unit, generating gross proceeds of approximately $4.7 million (the “Private Placement”) the proceeds of which were placed in the trust account. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except that (a) the Private Placement Units and their component securities will not be transferable, assignable or saleable until 30 days after the consummation of the Company’s initial business combination except to permitted transferees and (b) the warrants and rights included as a component of the Private Placement Units, so long as they are held by the Sponsor or its permitted transferees, will be entitled to registration rights, respectively.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2022, in connection with the Offering, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the Amended and Restated Certificate of Incorporation of the Company is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

Of the proceeds from the Offering and the proceeds of the sale of the Private Placement Units, net of the underwriting commissions, discounts, and offering expenses, $87,112,500 was placed in the Trust Account  and $1,874,050 was delivered to the Company to cover operating expenses. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the Trust Account will not be released from the Trust Account until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or certain amendments to our charter prior thereto or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the consummation of this Offering (or 15 months if we have filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of this Offering but have not completed the initial business combination within such 12-month period, or up to 21 months if we extend the period of time to consummate a business combination, at our election by two separate three month extensions, subject to satisfaction of certain conditions, including the deposit of up to $862,500 for each three month extension, into the Trust Account, or as extended by our stockholders in accordance with our Amended and Restated Certificate of Incorporation) or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within 12 months from the consummation of this offering (or 15 months if we have filed a proxy statement, registration statement or similar filing for an initial business combination within 12 months from the consummation of this offering but have not completed the initial business combination within such 12-month period, or up to 21 months if we extend the period of time to consummate a business combination, at our election by two separate three month extensions, subject to satisfaction of certain conditions, including the deposit of up to $862,500 for each three month extension, into the Trust Account, or as extended by our stockholders in accordance with our Amended and Restated Certificate of Incorporation), subject to applicable law.

On January 31, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On February 3, 2022, the Company issued a press release announcing the closing of the Offering, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 31, 2022, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

3.1	Amended and Restated Certificate of Incorporation dated February 2, 2022

4.1	Warrant Agreement, dated January 31, 2022, between the Company and Vstock Transfer LLC

4.2	Rights Agreement, dated January 31, 2022, between the Company and Vstock Transfer LLC

10.1	Letter Agreement, dated January 31, 2022, among the Company, the Alset Acquisition Sponsor, LLC and each of the executive officers and directors of the Company

10.2	Investment Management Trust Agreement, dated January 31, 2022, between the Company and Wilmington Trust Company

10.3	Registration Rights Agreement, dated January 31, 2022, among the Company and certain securityholders

10.4	Placement Unit Purchase Agreement, dated January 31, 2022, between the Company and Alset Acquisition Sponsor, LLC

10.5	Form of Indemnity Agreement(1)

10.6	Administrative Support Agreement, dated January 31, 2022, by and between the Company and Alset Management Group, Inc.

99.1	Press release dated January 31, 2022

99.2	Press release dated February 3, 2022

(1)	Incorporated by reference as an exhibit to the Company’s Form S-1 (File No. 333-262152), filed with the SEC on January 13, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET CAPITAL ACQUISITION CORP.

Date: February 8, 2022	By:	/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chief Executive Officer